UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 2007

HERBST GAMING, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-71044	88-0446145
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3440 West Russell Road, Las Vegas, NV  89118
(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 889-7695

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

As previously disclosed by Herbst Gaming, Inc. (the “Company”), a number of the Company’s larger space lease contracts allowed for a readjustment of rent after six months of operations following the December 2006 legislation in Nevada banning smoking in bars, taverns, grocery and convenience stores and restaurants, as well as other public places.  The Company has completed the amendment or replacement of a majority of its larger space leases to reflect such a readjustment of rent, which amendments or replacements consist of the following:

•                  Amendment to Gaming Device License Agreement dated as of September 30, 2007, between Market Gaming, Inc. (“MGI”) and Safeway, Inc. to the Gaming Device License Agreement between MGI and Safeway, Inc. dated as of October 25, 2004;

•                  Amendment to Gaming Device License Agreement dated as of September 30, 2007, between MGI and The Vons Companies, Inc. to the Gaming Device License Agreement between MGI and The Vons Companies, Inc. dated as of October 25, 2004;

•                  Gaming License Agreement dated as of September 30, 2007 among Cardivan Company (“Cardivan”), Nevada C.V.S. Pharmacy, L.L.C., Henderson CVS, L.L.C., Desert Eastern, CVS, L.L.C., Maryland Parkway CVS, L.L.C., CVS 2989 Las Vegas, L.L.C. and Senip CVS L.L.C.;

•                  Gaming License Agreement dated as of October 22, 2007 between Cardivan and New Albertson’s, Inc.;

•                  Gaming License Agreement dated as of August 24, 2007 between Cardivan and SaveMart Supermarkets dba Albertson’s; and

•                  Gaming License Agreement dated as of July 1, 2007 among Cardivan, RITE AID HDQTRS. CORP., and Thrifty Payless Corp.

Copies of each of the agreements set forth above are attached hereto and are incorporated by reference herein as Exhibits 99.1 through 99.6, as applicable.

Item 2.02.              Results of Operations and Financial Condition

On November 6, 2007, the Company issued a press release announcing its financial results for the third quarter ended September 30, 2007.  A copy of the press release is furnished hereto as Exhibit 99.7.  The press release may also be found in the “Investor Relations” section of the Company’s web site at www.herbstgaming.com.

The Company’s press release contains non-GAAP financial measures.  Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated or presented with GAAP.  Pursuant to the requirements of Regulation G of the Securities Exchange Act of 1934, as amended (the

“Exchange Act”), the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

The information in this Current Report included in this Item 2.02, including the exhibit included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section.

Item 9.01.              Financial Statements and Exhibits

(d)                                  Exhibits

                99.1                           Amendment to Gaming Device License Agreement dated as of September 30, 2007, between Market Gaming, Inc. and Safeway, Inc.

                99.2                           Amendment to Gaming Device License Agreement dated as of September 30, 2007, between Market Gaming, Inc. and The Vons Companies, Inc.

                99.3                           Gaming License Agreement dated as of September 30, 2007 among Cardivan Company, Nevada C.V.S. Pharmacy, L.L.C., Henderson CVS, L.L.C/, Desert Eastern, CVS, L.L.C., Maryland Parkway CVS, L.L.C., CVS 2989 Las Vegas, L.L.C. and Senip CVS L.L.C.

                99.4                           Gaming License Agreement dated as of October 22, 2007 between Cardivan Company and New Albertson’s, Inc.

                99.5                           Gaming License Agreement dated as of August 24, 2007 between Cardivan Company and SaveMart Supermarkets dba Albertson’s.

                99.6                           Gaming License Agreement dated as of July 1, 2007 among Cardivan Company, RITE AID HDQTRS. CORP., and Thrifty Payless Corp.

                99.7                           Press release issued by the Company dated November 6, 2007.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERBST GAMING, INC.

Date: November 6, 2007	By:	/s/ Mary Beth Higgins
Mary Beth Higgins
Chief Financial Officer